EXHIBIT 10.1

                 SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

PYR Energy Corporation
1675 Broadway, Suite 2450
Denver, Colorado 80202

Gentlemen and Ladies:

     The undersigned desires to invest in PYR Energy Corporation (the "Company") on the terms and conditions described in this Subscription And Registration Rights Agreement (this "Subscription Agreement") and the Company's Confidential Private Placement Memorandum dated September 28, 2005 (the "Memorandum"). Pursuant to the terms described in the Memorandum and in this Subscription Agreement, the Company is offering to subscribers who are accredited investors up to 6,328,000 shares of the Company's common stock, par value $0.001 per share (the "Shares"). The Shares are offered at the price of $1.30 per Share (the "Offering Price") for an aggregate of up to $8,226,400 (the "Offering"). The undersigned shall be entitled to registration rights for the Shares, as further described in this Subscription Agreement.

1.   Subscription

     Subject to and in accordance with the terms and conditions of this Subscription Agreement, the undersigned hereby offers to purchase, in the aggregate, 4,000,000 Shares. Upon receipt by the undersigned, or its designee, of stock certificates representing the Shares, the undersigned will immediately deliver to the Company the full purchase price of $5,200,000 (the "Purchase Price") for the Shares in the form of a check or wire transfer to the Company. It is understood by the undersigned that the Company reserves the right in its sole discretion to reject all or any part of any subscription.


2.   Representations And Warranties Of The Undersigned

     The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

          (i) the undersigned can bear the economic risk of losing the undersigned's entire investment;

          (ii) the undersigned is acquiring the Shares for its own account and not with a view to, or for resale in connection with, a distribution of the Shares, in violation of the Securities Act of 1933, as amended (the "Securities Act");

         (iii) the undersigned's overall commitments to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the undersigned's investment in the Shares will not cause such overall commitments to become excessive;

          (iv) the undersigned's financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

          (v) the undersigned has adequate means of providing for the undersigned's current needs and personal contingencies and has no need for liquidity in the undersigned's investment in the Shares; and

          (vi) the undersigned has sufficient knowledge and experience in business and financial matters to evaluate, and has evaluated, the merits and risks of this investment.

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     (b) The address set forth below on the signature page of this Subscription
Agreement is the undersigned's true and correct principal office, and the undersigned has no present intention of relocating its principal office to any other state or jurisdiction.

     (c) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act because the undersigned meets one of the following criteria (if the undersigned is not an "accredited investor", place an "X" in the following blank: _____):

          (i) An individual with a net worth, individually or jointly with the undersigned's spouse, of $1,000,000; or

          (ii) An individual with income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of those years, and the undersigned has a reasonable expectation of reaching the same income level in the current year; or

         (iii) An individual who is an officer or director of the Company; or

          (iv) A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

          (v) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D, as promulgated under the Securities Act; or

          (vi) An entity in which all of the equity owners are accredited investors.

     (d) The undersigned confirms that all documents, records and books pertaining to an investment in the Shares that have been requested by the undersigned have been made available or delivered to the undersigned. Without limiting the foregoing, the undersigned has reviewed the Memorandum together with the following documents: (a) the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004; (b) the Company's Quarterly Reports on Form 10-Q for the periods ended November 30, 2004, February 28, 2005 and May 31, 2005, respectively; (c) the Company's Proxy Statement on Schedule 14A, as amended, relating to the Company's Annual Meeting of Stockholders on August 8, 2005; (d) the Company's Current Reports on Form 8-K filed with the Securities Exchange Commission (the "SEC") on December 9, 2004, January 14, 2005, March 22, 2005, April 18, 2005, June 14, 2005, July 20, 2005, and September 6, 2005,
respectively; and (e) any other documents included with the Memorandum, and the undersigned has had the opportunity to discuss the acquisition of the Shares with the Company. The undersigned has obtained or been given access to all information concerning the Company that the undersigned has requested. As a result of its review of the Company, including the review of the materials provided to the undersigned, the undersigned understands, among other things, the following: the Company has limited financial resources, has had periods when it has incurred negative cash flow, and has had periods when it has not operated at a profit; and the Company has not concurrently, and may not in the future, receive additional investment funds. The undersigned further represents that the undersigned is cognizant of the operations, financial condition and capitalization of the Company; is cognizant of the intended use of proceeds from this financing; and has available full information concerning the Company's affairs to evaluate the merits and risks of an investment in the Shares.

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     (e) The undersigned has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms of an investment in the Shares and to receive additional information necessary to verify the accuracy of the information delivered to the undersigned.

     (f) The undersigned understands that the issuance of the Shares has not been registered under the Securities Act or any state securities laws in reliance on an exemption for private offerings and no U.S. federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the offering of the Shares.

     (g) The undersigned acknowledges that, in making the decision to purchase the Shares, it has relied solely upon independent investigations made by it.

     (h) The undersigned has the full right, power and authority to enter into this Subscription Agreement and to carry out and consummate the transactions herein. This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned.

     (i) The undersigned represents that an investment in the Shares is a suitable investment for the undersigned.

     (j) The undersigned acknowledges and is aware that the following legend will be imprinted on the certificate(s) representing the Shares subscribed to by the undersigned:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE `RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER'S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY."

     (k) The undersigned acknowledges and is aware of the following, in addition to other information included in the information provided to the undersigned:

          (i) The Shares constitute a speculative investment and involve a high degree of risk of loss by the undersigned of the undersigned's total investment.

          (ii) There are substantial restrictions on the transferability of the Shares. The Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the Securities Act, or an exemption from such registration is available and established to the satisfaction of the Company. The undersigned's registration rights with respect to the Shares are as provided in Section 3 below.

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

     (l) The undersigned understands and agrees that the Company is relying upon the accuracy, completeness and truth of the undersigned's representations, warranties, agreements and certifications contained in this Subscription Agreement, in determining the undersigned's suitability as an investor in the Company and in establishing compliance with federal and state securities laws. The undersigned understands that any incomplete, inaccurate or untruthful response, or the breach of the undersigned's representations, warranties, agreements or certifications, may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and any person, including the Company, who suffers damage as a result may have a claim against the undersigned for damages. The undersigned also acknowledges that the undersigned is indemnifying the Company and others for any such losses in accordance with Section 5 of this Subscription Agreement.

     The foregoing representations and warranties are true and accurate in all material respects as of the date hereof and shall survive the delivery of the subscription amount and this completed Subscription Agreement.

3.   Registration Rights

     The Shares purchased in connection with the Offering are entitled to the registration rights. Within 75 days after the First Closing (as that term is defined below) of the Offering, the Company will prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement or an amendment to an effective registration statement, on behalf of the purchasers covering the Shares, subject to the following conditions and qualifications (the "Filing Date"). As used in this Memorandum, the "First Closing" means the date of the first acceptance by the Company of a subscription to purchase Shares pursuant to the Memorandum.

     (a) The Company shall use its best efforts to cause the registration statement to be declared effective no later than ten (10) business days after receipt of notice of "no review" and no further comments by the SEC or one hundred twenty (120) days from the Filing Date in the event of SEC review. The Company will undertake reasonable best efforts to cause any amendment to an effective registration statement to become effective with the SEC as soon as possible after its filing. Notwithstanding the foregoing, the Company shall not be obligated to effect more than one registration covering the sale by the undersigned of the Shares under this Section 3.

     (b) The Company's obligations contained in this Section 3 shall be conditioned upon timely receipt by the Company in writing of such information as the Company reasonably may require from the undersigned to be included in the registration statement or an amendment to the effective registration statement. Such information shall be provided to the Company in writing within 10 days after the request for that information by the Company.

     (c) All registration expenses incurred by the Company in connection with any registration, qualification or compliance pursuant to this Section 3, including printing expenses, fees and disbursements of the Company's counsel, and registration and filing fees relating to the sale of the Shares to be registered on behalf of the undersigned pursuant to this Section 3, shall be borne by the Company. All selling expenses, including commissions, allocable to the sale of the Shares registered on behalf of the undersigned, and all costs of the undersigned's legal counsel and other advisors shall be borne by the undersigned.

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

     (d) The Company shall keep the undersigned informed as to the completion of the filing of the registration statement or an amendment to an effective registration statement. At its expense, the Company will keep such registration or amendment continuously effective for a period ending on the earlier to occur of the date: (i) that is two years after the date on which the registration statement or amendment becomes effective with the SEC; (ii) on which the undersigned is eligible to sell the Shares pursuant to Rule 144(k) under the Securities Act, or the successor to such provision; or (iii) on which the undersigned has completed the distribution described in the registration statement or amendment relating thereto.

     (f) The Company shall use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the undersigned may reasonably request that allow registration by coordination and to do any and all other acts and things which may be necessary or advisable to enable the undersigned to complete such proposed sale or other distribution by the undersigned of Shares in any such jurisdiction; provided however, that in no event shall the Company be obligated to register or qualify under the blue sky laws of any state in which the Common Stock of the Company currently is not qualified for resale, or be obligated to register or qualify the securities in any jurisdiction which would require the Company to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

     (g) The Company shall prepare and file with the SEC such amendments and supplements to the registration statement or an amendment to an effective registration statement, and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Shares; shall furnish to the undersigned such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company) as the undersigned may reasonably request in order to facilitate the disposition of the Shares; shall notify the undersigned at any time when a prospectus relating to such registration statement or amendment is required to be delivered under the Securities Act; shall immediately notify the undersigned of the happening of any event as a result of which the prospectus included in or relating to such registration statement or amendment contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to the undersigned) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the undersigned will not offer or sell Shares under the registration statement or amendment until the Company has notified the undersigned that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the undersigned (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided and deliver copies of same as above provided).

     (h) To the fullest extent permitted by law, the Company will indemnify and hold harmless the undersigned, each officer, director, fiduciary, employee, member, general partner and limited partner (and affiliates thereof) of the undersigned, each broker or other person acting on behalf of the undersigned and each person, if any, who controls the undersigned within the meaning of the Securities Act, against any loss, claim, damage or liability (or action in respect thereof) to which the undersigned may become subject, under the Securities Act, or otherwise, insofar as any such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue statement or alleged untrue statement of any material facts contained in the registration statement, any prospectus contained in the registration statement, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, or arises out of the failure of any representations or warranties of the Company

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

contained herein to be true and correct and the Company will reimburse on demand the undersigned, such broker or other person acting on behalf of the undersigned or such officer, director, fiduciary, employee, member, general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing provisions of this paragraph, the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the undersigned or any agent or other representative of the undersigned. If the indemnification provided for in this Section 3 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     (i) The undersigned will indemnify and hold harmless the Company and any underwriter (as defined in the Securities Act) for the Company and each person, if any, who controls the Company or such underwriter against any loss, claim, damage or liability (or action in respect thereof) to which the Company or such underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as any such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the undersigned or any agent or other representative of the undersigned or other representative of the undersigned for use in the registration statement or amendment.

4.   Indemnification

     Both the Company and the undersigned acknowledge and understand the meaning and legal consequences of the representations, warranties, agreements and certifications contained above, and the Company and the undersigned hereby agree to indemnify and hold harmless the other party (including, without limitation, its respective managers, officers, directors, representatives and agents) from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, agreement or certification, or the inaccuracy of any statement, of the Company or the undersigned, as the case may be, contained in this Subscription Agreement or any other document submitted by the Company or the undersigned in connection with the undersigned's subscription for the Shares. The foregoing notwithstanding, nothing in this Subscription Agreement, including the representations, warranties, agreements and certifications contained above, shall be deemed to constitute a waiver of any rights that the undersigned may have under the Securities Act and other federal and state securities laws.

5.   Miscellaneous

     (a) This Subscription Agreement may be executed in one or more counterparts all of which taken together shall constitute a single instrument.

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

     (b) This Subscription Agreement shall be governed and construed as binding upon the parties hereto, and their respective successors, and no other person shall have any right or obligation hereunder. This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

     (c) This Subscription Agreement constitutes the entire agreement between the undersigned and the Company with respect to the subject matter of this Subscription Agreement and supersedes all prior and contemporaneous agreements between the undersigned and the Company with respect to the subject matter of this Subscription Agreement.

     (d) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Securities Act, without reference to principles of conflicts of law.

     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned's subscription to the purchase of the Shares being offered by the Company as described herein and in the Memorandum. The undersigned does further acknowledge the undersigned's understandings of all the terms and provisions of this Subscription Agreement and, upon acceptance of this Subscription Agreement by the Company, agrees to be bound by all the terms and conditions of this Subscription Agreement.

                          [continued on signature page]















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                         SIGNATURE PAGE FOR INDIVIDUALS

Please complete the following:

Date:
----------------------------------------


----------------------------------------
Exact Name in Which Title is to be Held


----------------------------------------   -------------------------------------
Signature                                  Signature of Co-Owner


----------------------------------------   -------------------------------------
Print Name                                 Print Name of Co-Owner

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Social Security Number or Tax              Social Security Number or Tax

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City, State, Postal or Zip Code, Country

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

     On this _____ day of __________, 2005, before me personally appeared ___________________, who being duly sworn by me, acknowledged that (s)he executed the foregoing instrument for the uses and purposes therein stated.

     My commission expires:
                          ----------------------------------------


------------------------------------------  ------------------------------------
Notary Public                               Address

     * If the Securities are to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Securities are to be held:

              _____  Tenants in Common         _____  Joint Tenants

     This subscription is accepted by PYR Energy Corporation on this _____ day of __________, 2005.

                                            PYR ENERGY CORPORATION


                                            By:
                                            ------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------


                                        8
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                           SIGNATURE PAGE FOR ENTITIES


Date:
----------------------------------------

----------------------------------------
Printed Name of Entity

By:
----------------------------------------
Signature

----------------------------------------
Printed Name and Title

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City, State, Postal or Zip Code, Country

----------------------------------------
Tax Identification Number

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

     On this _____ day of __________, 2005, before me personally appeared ___________________, who being duly sworn by me, acknowledged that (s)he executed the foregoing instrument in the name of said entity, that (s)he had the authority to execute the same, and that (s)he executed the same as the act and deed of said entity for the uses and purposes therein stated.

     My commission expires:
                          ----------------------------------------


------------------------------------------  ------------------------------------
Notary Public                               Address


     This subscription is accepted by PYR Energy Corporation on this _____ day of __________, 2005.

                                            PYR ENERGY CORPORATION


                                            By:
                                            ------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------


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